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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                November 15, 2004
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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


       000-50421                                          06-1672840
(Commission File Number)                       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
     Securities Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
     Securities Act (17 CFR 240.13e-2(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On November 15, 2004, the Company entered a Second Amendment to Credit Agreement that extended the maturity date of its Revolving Bank Credit Facility to October 31, 2007, increased the amount of the Facility to $35,000,000 and added a sublimit for Standby Letters of Credit of $5,000,000. In connection with the execution of this Second Amendment, on November 15, 2004 the Company also entered a Letter of Credit Agreement providing for the $5,000,000 sublimit for Standby and Import Letters of Credit.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1                             Second Amendment to Credit Agreement

Exhibit 99.2                             Letter of Credit Agreement










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONN'S, INC.


Date: November 16, 2004       By:   /s/ C. William Frank
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                                    C. William Frank
                                    Executive Vice President and Chief Financial
                                    Officer































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